UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2021

D.R. Horton, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1341 Horton Circle, Arlington, Texas 76011

(Address of principal executive offices)

(817) 390-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	DHI	New York Stock Exchange
5.750% Senior Notes due 2023	DHI 23A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth below under Item 5.02(e) “Compensatory Arrangements of Certain Officers” is hereby incorporated by reference into this Item 1.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)	Appointment of Certain Officers

Effective October 1, 2021, the Company’s Board of Directors appointed and promoted Paul J. Romanowski, age 51, to the office of Executive Vice President and Co-Chief Operating Officer of the Company.

Mr. Romanowski has more than 20 years of experience in residential development and homebuilding with the Company. Mr. Romanowski joined D.R. Horton in 1999 as Division President of the Company’s South Florida division. In 2014, he was promoted to Region President overseeing all D.R. Horton homebuilding divisions in Florida and the Gulf Coast. In 2019, his oversight responsibilities were expanded to also include the Company’s operations in five Mid-Atlantic states. Prior to joining D.R. Horton, Mr. Romanowski worked for Metrostudy and in land acquisition for another public homebuilder. He graduated from Butler University in 1992 with a Bachelor of Business Administration degree in Marketing. Mr. Romanowski is expected to be a “named executive officer” in the Company’s proxy statement for the Company’s fiscal year 2022 and will be a Section 16 reporting person.

(e)	Compensatory Arrangements of Certain Officers

Effective October 1, 2021, the Compensation Committee of the Board of Directors approved fiscal year 2022 compensation for Mr. Romanowski as set forth on Exhibit 10.1 hereto, which is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Summary Compensation Term Sheet – Paul J. Romanowski

104	Cover Page Interactive Data File (embedded within the Inline XBRL documented contained in 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D.R. Horton, Inc.

Date: October 1, 2021	By:	/s/ THOMAS B. MONTAÑO
Thomas B. Montaño
Vice President and Corporate Secretary

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